SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2004

CRESCENT REAL ESTATE LIMITED PARTNERSHIP CRESCENT FINANCE COMPANY
(Exact name of registrant as specified in its charter)

Delaware Delaware (State or other jurisdiction of incorporation)	333-42293 333-89194-01 (Commission file number)	75-2531304 42-1536518 (I.R.S. Employer Identification Number)

777 Main Street, Suite 2100
Fort Worth, Texas 76102
(817) 321-2100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 230.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 230.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Securities Act (17 CFR 230.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets
Item 9.01. Financial Statements and Exhibits
SIGNATURES

Item 2.01. Completion of Acquisition or Disposition of Assets.

     Crescent Real Estate Equities Limited Partnership, a Delaware limited Partnership(“CREELP” and, together with its direct and indirect ownership interests in limited partnerships, corporations and limited liability companies, the “Operating Partnership”) was formed under the terms of a limited partnership agreement dated February 9, 1994. The Operating Partnership is controlled by Crescent Real Estate Equities Company, a Texas real estate investment trust (the “Company”), through the Company’s ownership of all the outstanding stock of Crescent Real Estate Equities, Ltd., a Delaware corporation (“the General Partner”), which owns a 1% general partner interest in the Operating Partnership. In addition, the Company owns an approximately 84% limited partner interest in the Operating Partnership, with the remaining approximately 15% limited partner interest held by other limited partners.

     Summary Description of Terms of Disposition of Assets

     On November 10, 2004, the Operating Partnership contributed three of its office properties to a limited partnership in which the Operating Partnership has a 40% interest and a pension fund investor advised by JP Morgan Fleming Asset Management (“JPM”) has a 60% interest (the “Partnership”). The three office properties contributed to the Partnership are The Crescent in Dallas, Texas, Houston Center in Houston, Texas, and Post Oak Central in Houston, Texas (collectively, the “Office Properties”). The Office Properties were valued at $897.0 million, which was negotiated in an arms-length transaction.

     Initially, an affiliate of the Operating Partnership serves as the sole and managing general partner of the Partnership (the “Crescent General Partner”), and another affiliate of the Operating Partnership (the “Crescent Limited Partner”) and JPM are the sole limited partners. The Crescent General Partner Entity expects to continue in the role of managing general partner. The Crescent Limited Partner, however, is engaged in negotiations with an institutional investor to transfer an approximately 16% interest in the Partnership (40% of its current partnership interest) to that institution in order to reduce its ownership interest in the Partnership to approximately 24%. If that transfer occurs, that institution may become both an additional limited partner and an additional general partner in the Partnership, although the Crescent General Partner would continue to serve as the managing general partner. The Operating Partnership anticipates that it will complete that transfer by December 2004, but there can be no assurance that the Operating Partnership will be able to make that transfer or, if it does, what the terms of any such transfer will be, including the price at which the transfer will be made or the portion of the interest of the Crescent General Partner or the Crescent Limited Partner that may be transferred.

     In accordance with the provisions of the limited partnership agreement of the Partnership (the “Partnership Agreement”), each of the Office Properties is owned by a separate limited partnership. The sole general partner of each of those property partnerships is a separate limited liability company wholly owned by the Partnership, and the Partnership is the sole limited partner of each of those property partnerships. Also in accordance with the provisions of the Partnership Agreement, each of the property partnerships has entered into a separate leasing and management agreement with the Operating Partnership pursuant to which the Operating Partnership has agreed to provide leasing and management services for the Office Property owned by that property partnership for an initial term of five years, subject to automatic annual renewals thereafter, unless the property owner or the Operating Partnership gives 30 days’ prior notice that it desires to terminate the agreement or the owners of 75% of the partnership interests in the Partnership (excluding the Operating Partnership) vote to terminate the agreement. For its services under the property management and leasing agreement, the Operating Partnership will receive a monthly management fee and leasing commissions for executed leases approved by the property partnership.

     In connection with the formation of the Partnership and the Operating Partnership’s contribution of the Properties to the Partnership, the Operating Partnership paid in full all of the debt associated with the Properties, in an aggregate amount of $387.0 million. The Operating Partnership also paid certain costs, including penalties associated with the payment of debt and obligations relating to the Office Properties, in an aggregate amount of approximately $97.2 million. Upon contribution of the Properties to the Partnership, and the Partnership’s subsequent contribution of each Property into a separate property partnership, each of the property partnerships obtained mortgage financing secured by the Property held by that property partnership, in an aggregate amount of $582.0 million. The mortgage financing is generally non-recourse to the property partnerships, subject to limited exceptions for matters such as environmental liabilities. The Partnership has guaranteed the property partnership’s obligations under these exceptions.

     As a result of the transactions described above, the Operating Partnership received, in addition to its 40% interest in the Partnership, approximately $290 million in net cash proceeds, of which the Operating Partnership has used to repay secured debt and temporarily pay down its revolving credit facility. At a future date, the Operating Partnership intends to re-draw the amounts used to temporarily reduce amounts outstanding under its revolving credit facility to acquire properties or make other real estate-related investments, repay other secured debt, repurchase shares of the Company and for other corporate purposes.

     Under the terms of the Partnership Agreement, all net cash flow of the Partnership will be distributed 40% to the Operating Partnership and 60% to JPM on a monthly basis, subject to an annual true-up. In addition, the Crescent General Partner, in its capacity as managing general partner, will receive an annual incentive distribution based on the Partnership’s adjusted net operating income. In general, upon the occurrence of a capital transaction such as a sale or refinancing of any of the Properties or the sale of the partnership interests of any of the partnerships that owns one of the Properties, the net proceeds of the transaction initially will be distributed 40% to the Operating Partnership and 60% to JPM, subject to the Operating Partnership’s right to receive a greater proportion of the net proceeds if JPM receives total distributions from the Partnership sufficient to provide it with specified internal rates of return on its investment in the Partnership, as provided in the Partnership Agreement.

     Other Relationships Between the Operating Partnership and JP Morgan Fleming Asset Management

     The Operating Partnership owns three of the office properties included in its office portfolio through three separate partnerships in which an affiliate of JP Morgan Fleming Asset Management (each, a “JPM Affiliate) is the other partner. The three office properties are Miami Center in Miami, Florida, Five Houston Center in Houston, Texas and BriarLake Plaza in Houston, Texas. The Operating Partnership has a 40% interest in Miami Center, a 25% interest in Five Houston Center, and a 30% interest in BriarLake Plaza. A JPM Affiliate owns the remaining 60% interest in the partnership that owns Miami Center, the remaining 75% interest in the partnership that owns Five Houston Center and the remaining 70% interest in the partnership that owns BriarLake Plaza.

Item 9.01. Financial Statements and Exhibits.

(b) The following pro forma financial statements are filed as part of this Current Report on Form 8-K.

Pro Forma Consolidated Balance Sheet as of September 30, 2004 and notes thereto
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004 and notes thereto
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 and notes thereto

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRESCENT REAL ESTATE EQUITIES LIMITED PARTNERSHIP

By: Crescent Real Estate Equities, Ltd. Its General Partner

	By:	/s/ JERRY R. CRENSHAW

	Name:	Jerry R. Crenshaw, Jr.
	Title:	Executive Vice President and Chief Financial Officer
Date: November 17, 2004
CRESCENT FINANCE COMPANY

	By:	/s/ JERRY R. CRENSHAW

	Name:	Jerry R. Crenshaw, Jr.
	Title:	Executive Vice President and Chief Financial Officer
Date: November 17, 2004

INDEX TO FINANCIAL STATEMENTS

Pro Forma Consolidated Balance Sheet as of September 30, 2004 and notes thereto	F-3
Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004 and notes thereto	F-5
Pro Forma Consolidated Statement of Operations for the year ended December 31, 2003 and notes thereto	F-7

Pro Forma Financial Information

The following unaudited pro forma consolidated financial statements are based upon Crescent Real Estate Equities Limited Partnership’s historical financial statements and give effect to the following transaction:

•	The Operating Partnership’s contribution of the following office properties into a limited partnership in which the Operating Partnership will own 40%, referred to as “The Properties”.

The Crescent
Houston Center
Post Oak Central

•	The assumed application of the net cash proceeds received from this transaction.

The unaudited pro forma consolidated balance sheet as of September 30, 2004 is presented as if this transaction had been completed on September 30, 2004. The unaudited pro forma consolidated statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003 are presented as if this transaction had occurred as of January 1, 2003.

In management’s opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma consolidated balance sheet and statements of operations are not necessarily indicative of what actual results of operations of the Operating Partnership would have been for the periods presented, nor does it purport to predict the Operating Partnership’s results of operations for future periods.

Crescent Real Estate Equities Limited Partnership
Unaudited Pro Forma Consolidated Balance Sheet
As of September 30, 2004
(dollars in thousands)

	(A)
	Crescent
	Real Estate	Pro Forma
	Limited Partnership	Adjustments			Consolidated
ASSETS:
Investments in real estate:
Land	$274,260	$(47,251)	(B	)	$227,009
Land improvements, net of accumulated depreciation	113,217	—			113,217
Building and improvements, net of accumulated depreciation	2,377,177	(431,618)	(B	)	1,945,559
Furniture, fixtures and equipment, net of accumulated depreciation	41,313	(1,420)	(B	)	39,893
Land held for investment or development	505,543	—			505,543
Properties held for disposition, net	78,067	—			78,067

Net investment in real estate	$3,389,577	$(480,289)			$2,909,288
Cash and cash equivalents	$61,076	$—			$61,076
Restricted cash and cash equivalents	75,800	—			75,800
Defeasance investments	170,589	—			170,589
Accounts receivable, net	48,761	—			48,761
Deferred rent receivable	79,573	(13,781)	(B	)	65,792
Investments in unconsolidated companies	356,950	(13,618)	(C	)	343,332
Notes receivable, net	74,157	—			74,157
Income tax asset-current and deferred	31,138	—			31,138
Other assets, net	287,602	(36,147)	(B),	(D)	251,455

Total assets	$4,575,223	$(543,835)			$4,031,388

LIABILITIES:
Borrowings under Credit Facility	$307,500	$(197,593,593)	(E	)	$109,907
Notes payable	2,548,391	(480,422)	(E	)	2,067,969
Accounts payable, accrued expenses and other liabilities	454,088	(18,507)	(B),	(E)	448,007

Total liabilities	$3,309,979	$(696,522)			$2,613,457

MINORITY INTERESTS:	$44,137	$—			$44,137
SHAREHOLDERS’ EQUITY:
Preferred shares, $0.01 par value, authorized 100,000,000 shares:
Series A Convertible Cumulative Preferred Shares, liquidation preference of $25.00 per share, 14,200,000 shares issued and outstanding	$319,166	$—			$319,166
Series B Cumulative Preferred Shares, liquidation preference of $25.00 per share, 3,400,000 shares issued and outstanding	81,923	—			81,923
Units of Partnership Interest, 58,526,287 issued and outstanding:		—			—
General partner - outstanding 585,263	8,516	1,528	(F	)	10,044
Limited partners - outstanding 57,941,024	815,688	151,159	(F	)	966,847
Accumulated other comprehensive income	(4,186)	—			(4,186)

Total partners’ capital	$1,221,107	$152,687			$1,373,794

Total liabilities and partners’ capital	$4,575,223	$(543,835)			$4,031,388

See accompanying notes to Pro Forma Consolidated Statements of Operations

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
(dollars in thousands)

The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2004 as if the transaction described in the first paragraph of “Pro Forma Financial Information” were completed on September 30, 2004.

(A)	Reflects Crescent Real Estate Equities Limited Partnership unaudited consolidated historical Balance Sheet as of September 30, 2004.

(B)	Reflects adjustments to remove the historical balance sheets of The Properties.

(C)	Reflects the Operating Partnership’s 40% investment in the new limited partnership which owns The Properties.

(D)	Reflects the write off of deferred financing costs of $2.4 million associated with the pay down of the JP Morgan Mortgage Note, the Fleet Fund I Term Loan and the La Salle Note I.

(E)	Assumes the net cash proceeds received from the joint venture of $695.1 million were used for the following:

•	Repayment of notes payable in the amount of $480.4 million consisting of:

	•	Pay off of the JP Morgan Mortgage Note in the amount of $187.9 million, which was secured by the Houston Center Office Property Complex.

	•	Pay off of the $160.0 million of the Fleet Fund I Term Loan, which was secured by The Crescent Office Property and other office properties owned by the Operating Partnership.

	•	The legal defeasance of $132.5 million of the LaSalle Note I, which was the portion of the loan secured by The Crescent Office Property, by purchasing U.S. Treasury and government sponsored agency securities.

•	Payment of $17.1 million of accrued expenses for the Office Properties.

•	Remaining cash proceeds of $197.6 million were used to pay down the Operating Partnership’s credit facility.

(F)	Reflects the gain on the transaction of $186.3 million offset by debt pre-payment penalty, debt defeasance costs and write off of deferred financing costs of $33.6 million.

Crescent Real Estate Limited Partnership
Unaudited Pro Forma Consolidated Statement of Operations
For the nine months ended September 30, 2004
(dollars in thousands, except share data)

	(A)
	Crescent
	Real Estate	Pro Forma
	Limited Partnership	Adjustments			Consolidation
REVENUE:
Office Property	$384,564	$(101,032)	(B	)	283,532
Resort/Hotel Property	137,241	—			137,241
Residential Development Property	163,875	—			163,875

Total Property revenue	685,680	$(101,032)			584,648

EXPENSE:
Office Property real estate taxes	$49,719	$(14,410)	(B	)	35,309
Office Property operating expenses	132,906	(29,813)	(B	)	103,093
Resort/Hotel Property expense	115,382	—			115,382
Residential Development Property expense	146,803	—			146,803

Total Property expense	$444,810	$(44,223)			400,587

Income from Property Operations	$240,870	$(56,809)			184,061

OTHER INCOME (EXPENSE):
Income from investment land sales, net	$8,532	$—			8,532
Gain on joint venture of properties, net	—	—			—
Interest and other income	8,295	(20)	(B	)	8,275
Corporate general and administrative	(22,734)	—			(22,734)
Interest expense	(137,008)	30,454	(C	)	(106,554)
Amortization of deferred financing costs	(10,243)	—			(10,243)
Extinguishment of debt	(3,082)	—			(3,082)
Depreciation and amortization	(127,702)	21,493	(B	)	(106,209)
Impairment charges related to real estate assets	(4,094)	—			(4,094)
Other expenses	(236)	—			(236)
Equity in net income (loss) of unconsolidated companies:		—			—
Office Properties	3,871	14,134	(D	)	18,005
Resort/Hotel Properties	(227)	—			(227)
Residential Development Properties	(1,110)	—			(1,110)
Temperature-Controlled Logistics Properties	(4,514)	—			(4,514)
Other	(391)	—			(391)

Total Other Income (Expense)	$(290,643)	$66,061			(224,582)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$(49,773)	$9,252			(40,281)
Minority interests	(1,106)	—			(1,106)
Income tax benefit (provision)	13,214	—			13,214

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$(37,665)	$9,492			$(28,173)	(E	)

BASIC EARNINGS PER UNIT DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$(0.65)				$(0.48)

DILUTED EARNINGS PER UNIT DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$(0.65)				$(0.48)

WEIGHTED AVERAGE UNITS OUTSTANDING — BASIC	58,371,429				58,371,429

WEIGHTED AVERAGE UNITS OUTSTANDING — DILUTED	58,371,429				58,371,429

See accompanying notes to Pro Forma Consolidated Statements of Operations

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands)

The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Statement of Operations for the nine months ended September 30, 2004 as if the transaction described in the first paragraph of “Pro Forma Financial Information” were completed on January 1, 2003.

(A)	Reflects Crescent Real Estate Equities Limited Partnership’s unaudited consolidated historical Statement of Operations for the nine months ended September 30, 2004.

(B)	Reflects adjustments to remove the historical incremental income and expenses for The Properties for the nine months ended September 30, 2004.

(C)	Net decrease in interest costs assuming that $678.0 million of the cash proceeds were used to pay off the JP Morgan Mortgage Note and the Fleet Fund I Term Loan, the legal defeasance of a portion of the LaSalle Note I and the pay down of the Credit Facility.

	JP			Credit
	Morgan	Fleet Fund I	LaSalle Note I	Facility	Total
Balance paid down	$187,922	$160,000	$132,500	$197,593	$687,015
Weighted average interest rate	8.31%	4.75%	7.83%	3.55%

Annual interest expense	$15,616	$7,600	$10,375	$7,015	$40,606

Expense reduction (nine months)	$11,712	$5,700	$7,781	$5,261	$30,454

(D)	Reflects the amount of Equity in net income (loss) of unconsolidated companies – Office Properties that would have been recognized based on the Operating Partnership’s 40% ownership in the joint venture.

(E)	Does not reflect the non-recurring gain on the partial sale of The Properties, the non-recurring debt pre-payment penalty on the JP Morgan Mortgage Note, the non-recurring extinguishment of debt expense due to the defeasance of a portion of LaSalle Note I, or the write off of deferred financing costs associated with the debt paid down.

•	The estimated gain, net of estimated settlement costs, would have been approximately $186.3 million had the transaction taken place as of September 30, 2004.

Purchase price	$897.0
Net book value	(526.4)
Estimated settlement costs	(48.9)

100% gain	$321.7

Estimated realized gain	$186.3

•	The estimated pre-payment penalty incurred to pay off the JP Morgan Mortgage Note was $17.5 million, the extinguishment of debt expense to legally defease LaSalle Note I was $13.7 million, and the write off of deferred financing costs was $2.4 million.

Crescent Real Estate Equities Limited Partnership
Unaudited Pro Forma Consolidated Statement of Operations
For the twelve months ended December 31, 2003
(dollars in thousands, except share data)

	(A)	(B)
	Crescent
	Real Estate	Accounting	Pro Forma
	Limited Partnership	Reclassifications	Adjustments			Consolidated
REVENUE:
Office Property	$495,468	$(13,988)	$(126,187)	(C	)	$355,293
Resort/Hotel Property	225,562	(51,503)	—			174,059
Residential Development Property	228,214	(1,114)	—			227,100

Total Property revenue	$949,244	$(66,605)	$(126,187)			$756,452

EXPENSE:
Office Property real estate taxes	65,220	$(1,046)	$(19,514)	(C	)	$44,660
Office Property operating expenses	170,219	(4,311)	(39,816)	(C	)	126,092
Resort/Hotel Property expense	182,648	(39,779)	—			142,869
Residential Development Property expense	202,162	(3,087)	—			199,075

Total Property expense	$620,249	$(48,223)	$(59,330)			$512,696

Income from Property Operations	$328,995	$(18,382)	$(66,857)			$243,756

OTHER INCOME (EXPENSE):
Income from sale of investment in unconsolidated company, net	$86,186	$—	$—			$86,186
Income from investment land sales, net	13,038	—	—			13,038
Gain on joint venture of properties, net	100	—	—			100
Loss on property sales, net	—	—	—			—
Interest and other income	5,737	(4)	(21)	(C	)	5,712
Corporate general and administrative	(33,300)	953	—			(32,347)
Interest expense	(172,116)	—	39,705	(D	)	(132,411)
Amortization of deferred financing costs	(10,925)	—	—			(10,925)
Extinguishment of debt	—	—	—			—
Depreciation and amortization	(157,204)	8,212	25,926	(C	)	(123,066)
Impairment charges related to real estate assets	(8,624)	—	—			(8,624)
Other expenses	(4,637)	—	—			(4,637)
Equity in net income (loss) of unconsolidated companies:		—	—			—
Office Properties	10,469	1,110	16,381	(E	)	27,960
Resort/Hotel Properties	5,760	—	—			5,760
Residential Development Properties	10,427	—	—			10,427
Temperature-Controlled Logistics Properties	2,172	—	—			2,172
Other	(4,053)	—	—			(4,053)

Total Other Income (Expense)	$(256,970)	$10,271	$81,991			$(164,708)

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE MINORITY INTERESTS AND INCOME TAXES	$72,025	$(8,111)	$15,134			$79,048
Minority interests	(307)	(1,147)	—			(1,454)
Income tax benefit (provision)	(26,325)	146	—			(26,179)

INCOME (LOSS) BEFORE DISCONTINUED OPERATIONS AND CUMULATIVE EFFECT OF A CHANGE IN ACCOUNTING PRINCIPLE	$45,393	$(9,112)	$15,134			$51,415

BASIC EARNINGS PER UNIT DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$0.78					$0.88

DILUTED EARNINGS PER UNIT DATA:
Net income (loss) before discontinued operations and cumulative effect of a change in accounting principle	$0.78					$0.88

WEIGHTED AVERAGE UNITS OUTSTANDING — BASIC	58,317,273					58,317,273

WEIGHTED AVERAGE UNITS OUTSTANDING — DILUTED	58,338,121					58,338,121

See accompanying notes to Pro Forma Consolidated Statements of Operations

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
(dollars in thousands)

The following describes the pro forma adjustments to the Unaudited Pro Forma Consolidated Statement of Operations as of December 31, 2003 as if the transaction described in the first paragraph of “Pro Forma Financial Information” were completed on January 1, 2003.

(A)	Reflects Crescent Real Estate Equities Limited Partnership’s unaudited consolidated historical Statements of Operations for the year ended December 31, 2003.

(B)	Reflects adjustments in accordance with the requirements of SFAS No. 144 to reclassify the results of operations of, and any gains or losses recognized on, assets initially designated as held for sale during the nine months ended September 30, 2004, as “Discontinued Operations – net income, impairments, and gain on real estate assets” in the Operating Partnership’s audited Consolidated Statements of Operations for the year ended December 31, 2003.

(C)	Reflects an adjustment to remove the historical incremental income and expense of The Properties for the year ended December 31, 2003.

(D)	Net decrease in interest costs assuming that $678.0 million of the cash proceeds were used to pay off the JP Morgan Mortgage Note and the Fleet Fund I Term Loan, the legal defeasance of a portion of the LaSalle Note I and the pay down of the Credit Facility.

	JP			Credit
	Morgan	Fleet Fund I	LaSalle Note I	Facility	Total
Balance paid down	$187,922	$160,000	$197,593	$206,593	$678,015
Weighted average interest rate	8.31%	4.53%	7.83%	3.13%

Interest expense reduction	$15,616	$7,248	$10,375	$6,185	$39,424

(E)	Reflects the amount of Equity in net income (loss) of unconsolidated companies – Office Properties that would have been recognized based on the Operating Partnership’s 40% ownership in the joint venture.